UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2010

GENTIVA HEALTH SERVICES, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	1-15669 (Commission File No.)	36-4335801 (I.R.S. Employer Identification No.)

3350 Riverwood Parkway, Suite 1400
Atlanta, GA 30339-3314
(Address of principal executive offices, including zip code)

(770) 951-6450
(Registrant's telephone number, including area code)

None
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

:  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

:  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

:  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

:  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On January 6, 2010, the Compensation, Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors of Gentiva Health Services, Inc. (the "Company") met and approved equity awards with respect to certain executive officers. In connection with these awards, the Committee awarded to Tony Strange, the Company's Chief Executive Officer and President, 20,000 performance share units at target under the Company's Amended and Restated 2004 Equity Incentive Plan (the "Equity Plan") and approved the form of notice and agreement covering awards of performance share units (the "Performance Share Award Agreement").

The Performance Share Award Agreement, which is generally based on annual performance measurements over a three-year period, sets forth terms and conditions of awards of performance share units under the Equity Plan, including, but not limited to, (i) performance measures based on fully-diluted earnings per share, (ii) the threshold, target and maximum award levels, (iii) rights to dividend equivalents, (iv) vesting requirements, (v) provisions for separation from service and change in control and (vi) forfeiture. Based on the performance criteria, Mr. Strange can earn 20,000 shares if target performance is achieved for all three years, 10,000 shares if threshold performance is achieved for all three years, or 30,000 shares if maximum performance is achieved for all three years. Generally, no shares will be earned in a year if the threshold performance level is not achieved in that year. The foregoing description is qualified by reference to the Performance Share Award Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference. As previously disclosed, on January 6, 2010, Mr. Strange was also awarded 55,000 stock options having a seven year term with an exercise price of $25.61 per share, which options vest over four years, with 50% vesting on the second anniversary and 25% vesting on each of the third and fourth anniversaries of the date of grant.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Notice and Agreement covering awards of performance share units under the Company's Amended and Restated 2004 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC. (Registrant)
Date: January 12, 2010	/s/ Stephen B. Paige
Stephen B. Paige Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description
10.1	Form of Notice and Agreement covering awards of performance share units under the Company's Amended and Restated 2004 Equity Incentive Plan.